SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

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                             FORM 8-K
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                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  June 5, 1998

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               INDUSTRIAL DISTRIBUTION GROUP, INC.
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      (Exact name of Registrant as Specified in its Charter)


         Delaware                   001-13195            58-2299339
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(State or other Jurisdiction of   (Commission File    (IRS Employer
Incorporation or Organization)        Number)        Identification No.)


                   2500 Royal Place
                   Tucker, Georgia                       30084
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        (Address of principal executive offices)       (Zip code)


  Registrant's telephone number, including area code: (770) 243-9000


                            Not applicable
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  (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 5, 1998, Industrial Distribution Group, Inc. (the "Company") completed the acquisition of L D Supply, Inc. ("L D
Supply") through the merger of L D Supply with a wholly-owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger and Reorganization dated June 5, 1998 between the Company, its merger subsidiary, L D Supply and all of the shareholders of L D Supply. The consideration paid by the Company consisted of 270,583 shares of its Common Stock and $5,000,032 in cash provided by internal operations. L D Supply is a distributor of cutting tools based in Wichita, Kansas and the Company presently intends to operate L D Supply substantially as it had been operated prior to its acquisition. The number of shares issued in this transaction was determined by a formula price based on the various closing prices of the Company's Common Stock on the New York Stock Exchange during the period from April 21, 1998 (the date the Company and L D Supply entered into a letter of intent) to June 2, 1998 (three business days prior to the closing of the transaction). The Company accounted for the acquisition of L D Supply as a purchase.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

Financial Statements of Businesses Acquired

     The financial statements of L D Supply required to be reported as a result of the transaction described in Item 2 have not been completed as of the date of this report and will be filed as an amendment to this report as soon as practicable in accordance with Item 7(a)(4) of Form 8-K.


Pro Forma Financial Information

     The following pro forma financial information has not been completed as of the date of this report, and will be filed as an amendment to this report as soon as practicable in accordance with Item 7(a)(4) of Form 8-K.


     1. Pro forma consolidated balance sheet as of March 31, 1998.

     2. Pro forma consolidated income statements for the fiscal year ended December 31, 1997 and three months ended March 31, 1998.


Exhibits

     The following exhibits are filed with this report:

     2.1 Agreement and Plan of Merger and Reorganization

                             SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        INDUSTRIAL DISTRIBUTION GROUP, INC.



                                        By: /s/ Jack P. Healey
                                            Jack P. Healey
                                            Senior Vice President and Chief
                                            Financial Officer


                                        6/19/98
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                                        Date